                                AMENDMENT ONE TO LEASE


THIS AMENDMENT ONE TO LEASE is made this 27th day of September, 1996, by and between RIGGS BANK N.A., formerly known as The Riggs National Bank of Washington, D.C., as trustee of the Multi-Employer Property Trust, (the "Landlord"), and ADVANCED MATERIALS GROUP, INC., a Nevada corporation (the "Tenant").

WHEREAS, Landlord and Tenant entered into a Lease Agreement dated February 1, 1994, (the "Lease"), for approximately 28,488 square feet of space located in Building B of Tualatin Corporate Center at 9474 SW Tualatin-Sherwood Road, Tualatin, Oregon (the "Premises"), as more fully described in the Lease; and

WHEREAS, the current term of the Lease expires February 28, 1997, and Landlord and Tenant desire to extend the Lease Term, adjust the monthly base rent and to modify the Lease accordingly;

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, the parties hereby mutually agree as follows:

    1.   The term of the Lease is hereby extended for a period of Thirty-six
(36) months commencing March 1, 1997, and terminating February 29, 2000.

    2. Effective March 1, 1997, the monthly base rent as provided for in Paragraph 2 of the Lease shall be as follows:

              Months                   Monthly Base Rent
              ------                   -----------------
         3/1/97 - 8/31/98                   $7,977.00
         9/1/98 - 2/29/00                   $8,262.00



    3. Landlord hereby acknowledges receipt of the sum of Five Hundred Seventy and No/100 Dollars ($570.00) as additional security deposit.

    4. With the exception of this Lease, neither the Tenant nor any affiliate of the Tenant is a tenant under a lease or any other tenancy arrangement (i) with (a) Riggs Bank N.A., formerly known as The Riggs National Bank of Washington, D.C., as trustee of the Multi-Employer Property Trust; (b) the Multi-Employer Property Trust; (c) The National Bank of Washington Multi-Employer Property Trust; (d) Alameda Industrial Properties Joint Venture;
(e) Harman International Business Campus Joint Venture; (f) Beaverton-Redmond Tech Properties; (g) Corporate Drive Corporation as trustee of the Corporate Drive Nominee Realty Trust; (h) Goldbelt Place Joint Venture; or (i) Boa 1515; or (ii) involving any property in which the entities named in clauses (a), (b) or (c) are known by the Tenant to have any ownership interest.

    5. (a) As used in this paragraph, the term "Access Laws" shall mean the Americans with Disabilities Act of 1990, the Fair Housing Amendments Act of 1988, all state and local laws or ordinances related to handicapped access, or any statute, rule, regulation, ordinance, order of governmental bodies or regulatory agencies, or order or decree of any court adopted or enacted with respect to any of the foregoing. The term Access Laws shall include all Access Laws now in existence or hereafter enacted, adopted or applicable.

         (b) Landlord makes no representations regarding the compliance of the Premises, Building or the Project with Access Laws; provided that, if any improvements or alternations constructed by Landlord do not comply with Access Laws, Landlord shall be responsible for correcting such defects if and to the extent required by law.

         (c) Tenant agrees to notify Landlord immediately if Tenant becomes aware of (i) any condition or situation in or on the Premises which would constitute a violation of any Access Laws, or (ii) any threatened or actual lien, action or notice of the Premises not being in compliance with any Access Laws. Tenant shall inform Landlord of the nature of any such condition, situation, lien, action or notice and of the action Tenant proposes to take in response thereto.

         (d) Tenant shall be solely responsible for all costs and expenses relating to or incurred in connection with bringing the Premises, the Building and the common areas into compliance with the Access Laws if and to the extent such costs and expenses arise out of or relate to Tenant's use of the Premises or Tenant's modifications, improvements or alterations to the Premises after the date of this Lease.

         (e) Tenant agrees to indemnify, defend and hold Landlord harmless from and against any and all claims, demands, damages, losses, liens, liabilities, penalties, fines, lawsuits, and other proceedings and costs and expenses (including attorneys fees), arising directly or indirectly from or out of, or in any way connected with, any activity on or use of the Premises, the Building or the Project by Tenant, its agents, employees, contractors, invitees, or any subtenant or concessionaire put into possession of all or any part of the Premises by Tenant, which activity or use results in the Premises violating any applicable Access Laws.

         (f) The provisions in this paragraph shall supersede any other provisions in this Lease regarding Access Laws to the extent inconsistent with the provisions of this paragraph. The provisions in this paragraph shall survive the expiration of the Term or the termination of this Lease for any other reason whatsoever.

    6. In the event any payment due from Tenant to Landlord is made by a party other than Tenant, such payment shall be deemed to have been made by and for the account of Tenant, and the party making such payment shall have no rights under this Lease.

    7. Tenant warrants that all necessary corporate actions have been duly taken to permit Tenant to enter into this Amendment to Lease and that each undersigned officer has been duly authorized and instructed to execute this Amendment to Lease.

    8. Except as expressly modified above, all terms and conditions of the Lease remain in full force and effect and are hereby ratified and confirmed.


LANDLORD:                                   TENANT:
RIGGS BANK N.A.,  formerly known as           ADVANCED MATERIALS GROUP, INC.,
The Riggs National Bank of Washington,      a Nevada corporation
D.C., as trustee of the Multi-Employer
Property Trust


By: /s/ Maria E. Fleming                    By: /s/ James D. Graven  VP/CFO
   ----------------------------------          --------------------------------
    Maria E. Fleming
    Senior Trust Officer                    Name: James D. Graven
                                                 ------------------------------

Date:   11/8/96                             Date:   10/3/96
     -------------------------------              -----------------------------

                                        TENANT

STATE OF   California                  )
        ------------------------------
                                            SS.
County of   Los Angeles                )
          ----------------------------

    BE IT REMEMBERED, That on this third day of October, 1996, before me, the undersigned a Notary Public in and for said County and State, personally appeared the within name James D. Graven, known to me to be VP/CFO who executed the within instrument and acknowledged to me that he executed the same freely and voluntarily.

                   IN TESTIMONY WHEREOF, I hereunto set my hand and affixed my official seal the day and year last above written.


                        -----------------------------------------------------
                        Notary Public for
                                          -----------------------------------
                        My commission expires
                                              -------------------------------

                                                                          [SEAL]



                                       LANDLORD

           District of Columbia        )
        ------------------------------
                                            SS.
County of                              )
          ----------------------------


    BE IT REMEMBERED, That on this 8th day of November, 1996, before me, the undersigned a Notary Public in and for said County and State, personally appeared the within name Maria Fleming known to me to be Senior Trust Officer who executed the within instrument and acknowledged to me that he executed the same freely and voluntarily.

                   IN TESTIMONY WHEREOF, I hereunto set my hand and affixed my official seal the day and year last above written.


                         [illegible] M. Parker
                        -----------------------------------------------------
                        Notary Public for  Riggs Bank
                                          -----------------------------------
                        My commission expires 4-30-99
                                              -------------------------------